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                           VAN KAMPEN TAX FREE TRUST,
                            ON BEHALF OF ITS SERIES,
                     VAN KAMPEN INTERMEDIATE TERM MUNICIPAL
                                  INCOME FUND

                    SUPPLEMENT DATED AUGUST 16, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED JANUARY 30, 2004

     The Prospectus hereby is supplemented as follows:

     (1) The section entitled "FEES AND EXPENSES OF THE FUND" hereby is amended by replacing footnote (2) to the fee table with the following:

     (2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 0.50% may be imposed on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

     (2) The section entitled "PURCHASE OF SHARES -- CLASS A SHARES" hereby is amended by replacing the footnote to the Class A Shares Sales Charge Schedule as follows:

*No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 0.50% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

     (3) The section entitled "PURCHASE OF SHARES -- OTHER PURCHASE
PROGRAMS -- NET ASSET VALUE PURCHASE OPTIONS." hereby is amended by replacing the last sentence of option (8) as follows:

Effective December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 0.50% on sales of $1 million to $3 million
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plus 0.25% on the excess over $3 million. With respect to shares purchased prior to December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

     (4) The section entitled "PURCHASE OF SHARES -- OTHER PURCHASE
PROGRAMS -- NET ASSET VALUE PURCHASE OPTIONS." hereby is amended by replacing the last sentence of option (9) as follows:

Effective December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of .50% in the event of redemption within eighteen months of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 0.50% on sales of $1 million to $3 million and 0.25% on the excess over $3 million. With respect to shares purchased prior to December 1, 2004, shares purchased in each group's participant account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                               INF SPT FIND 8/04